                                                                    EXHIBIT 10.1

                          MILCOM INTERNATIONAL, INC.
                            1995 STOCK OPTION PLAN

          1.   PURPOSE.
               -------

          The Plan is intended to provide incentive to key employees and directors of the Corporation and its Subsidiaries, to encourage proprietary interest in the Corporation, to encourage such key employees to remain in the employ of the Corporation and its Subsidiaries or such key directors to remain in the service of the Corporation and its Subsidiaries, and to attract new employees and directors with outstanding qualifications.

          2.   DEFINITIONS.
               -----------

          Unless otherwise defined herein or the context otherwise requires, the capitalized terms used herein shall have the following meanings:

               (a) "Act" shall mean the Securities Act of 1933, as amended.
                    ---

               (b) "Administrator" shall mean the Board or the Committee,
                    -------------
whichever shall be administering the Plan from time to time in the discretion of the Board, as described in Section 4 of the Plan.

               (c) "Board" shall mean the Board of Directors of the Corporation.
                    -----

               (d) "Code" shall mean the Internal Revenue Code of 1986, as
                    ----
amended.

               (e) "Committee" shall mean the committee appointed by the Board
                    ---------
in accordance with Section 4 of the Plan.

               (f) "Common Stock" shall mean the Common Stock of the
                    ------------
Corporation.

               (g) "Cordero" shall mean Alfonso G. Cordero or his designee.
                    -------

               (h) "Corporation" shall mean MILCOM INTERNATIONAL, INC., a
                    -----------
Delaware corporation.

               (i) "Disability" shall mean a medically determinable physical or
                    ----------
mental impairment which has made an individual incapable of engaging in his employment with the Corporation. A condition shall be considered a Disability only if (i) it can be expected to result in death or has lasted or it can be expected to last for a continuous period of not less than four (4) months, and
(ii) the Administrator has expressly determined that Disability exists.

               (j) "Employee" shall mean an individual who is employed (within
                    --------
the meaning of Section 3401 of the Code and the regulations thereunder) by the Corporation or a Subsidiary.

               (k) "Exchange Act" shall mean the Securities Exchange Act of
                    ------------
1934, as amended.

               (1) "Exercise Price" shall mean the price per Share of Common
                    --------------
Stock, determined by the Administrator, at which an Option may be exercised.

               (m) "Fair Market Value" shall mean the value of one (1) Share of
                    -----------------
Common Stock, determined as follows:

                    (i) If the Shares are traded on an exchange, the price at which Shares traded at the close of business on the date of valuation;

                    (ii) If the Shares are traded over-the-counter on the NASDAQ system, the mean between the bid and asked prices on-such system at the close of business on the date of valuation; and

                    (iii) If neither clause (i) nor (ii) above applies, the fair market value as determined by the Administrator in good faith; provided, however, that in making such good faith determination, the Administrator shall consider the earnings history, book value and prospects of the Corporation, and the price at which Shares recently have been sold. Such determination shall be conclusive and binding on all persons.

               (n) "Nonstatutory Stock Option" shall mean an option not
                    -------------------------
described in Section 422(b) or 423(b) of the Code.

               (o) "Option" shall mean any stock option granted pursuant to the
                    ------
Plan. An Option shall be granted on the date the Administrator takes the necessary action to approve the grant. However, if the minutes or appropriate resolutions of the Administrator provide that an Option is to be granted as of a date in the future, the date of grant shall be that future date.

               (p) "Option Agreement" shall mean a written stock option
                    ----------------
agreement evidencing a particular Option.

               (q) "Optionee" shall mean a Participant who has received an
                    --------
Option.

               (r) "Participant" shall have the meaning assigned to it in
                    -----------
Section 5 hereof.

               (s) "Plan" shall mean this MILCOM INTERNATIONAL, INC. 1995 Stock
                    ----
Option Plan, as it may be amended from time to time.

               (t) "Purchase Price" shall mean the Exercise Price multiplied by
                    --------------
the number of Shares with respect to which an Option is exercised.

               (u) "Retirement" shall mean the voluntary cessation of
                    ----------
employment by an Employee upon the attainment of age sixty-five (65) and the completion of not less than twenty (20) years of service with the Corporation or a Subsidiary.

               (v) "Share" shall mean one share of common Stock, adjusted in
                    -----
accordance with Section 9 of the Plan (if applicable).

               (w) "Subsidiary" shall mean any subsidiary corporation as
                    ----------
defined in Section 425(f) of the Code.

          3.   EFFECTIVE DATE.
               ---------------

          The Plan was adopted by the Board effective December 4, 1995, subject to the approval of the Corporation's stockholders pursuant to Section 14 hereof.

          4.   ADMINISTRATION.
               --------------

          The Plan shall be administered, in the discretion of the Board from time to time, by the Board or by a Committee which shall be appointed by the Board. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board. The Committee shall be composed of disinterested directors, i.e., directors who have not, during the one year prior to service as an administrator of the Plan and during the time of service as an administrator of the Plan, been granted or awarded equity securities pursuant to the Plan or any other plan of the Corporation or any of its affiliates, other than a plan which would not negate such director's status as "disinterested" pursuant to Rule 16b-3 promulgated under the Exchange Act. There shall be at least two directors serving on the Committee at any time. The Board shall appoint one of the members of the Committee as Chairman. The Administrator shall hold meetings at such times and places as it may determine. Acts of a majority of the Administrator at which a quorum is present, or acts reduced to or approved in writing by the unanimous consent of the members of the Administrator, shall be the valid acts of the Administrator.

          The Administrator shall from time to time at its discretion select the Employees and directors who are to be granted Options and determine the number of Shares to be subject to Options to be granted to each Optionee; provided,
                                                                   --------
however, that at any time at which there are outstanding Options to purchase
-------
700,000 or more Shares under the Plan, such selection and determination and the terms of such grant shall be subject to the consent and approval of Cordero. A Committee or Board member shall in no event participate in any determination relating to Options held by or to be granted to such Committee or Board member. The interpretation and construction by the Administrator of any provision of the Plan or of any Option or Option Agreement shall be final. No member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

          5.   PARTICIPATION.
               -------------

               (a)  Eligibility.
                    -----------

               The Optionees shall be such persons (collectively, "Participants;" individually, a "Participant") as the Administrator may select from among the following classes of persons:

               (i) Employees (who may be officers, whether or not they are directors); and

               (ii) Directors of the Corporation or of a Subsidiary.

               Notwithstanding provisions of the first paragraph of this Section 5(a), the Administrator may at any time or from time to time designate one or more directors as being ineligible for selection as Participants in the Plan for any period or periods of time.

               (b)  Ten-Percent Stockholders.
                    ------------------------

               A Participant who owns more than ten percent (10%) of the voting power of outstanding stock of the Corporation, its parent or any of its Subsidiaries shall not be eligible to receive an Option unless the Exercise Price of the Shares subject to such Option is at least one hundred ten percent (110%) of the Fair Market Value of such Shares on the date of grant.

               (c)  Stock ownership.
                    ---------------

               For purposes of Section 5(b) above, in determining stock ownership, a Participant shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its stockholders, partners or beneficiaries. Stock with respect to which such Participant holds an Option shall not be counted.

               (d)  Outstanding Stock.
                    -----------------

               For purposes of Section 5(b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant of the Option to the Optionee. "Outstanding stock" shall not include shares authorized for issue under outstanding Options held by the Optionee or by any other person.

          6.   STOCK.
               -----

          The stock subject to Options granted under the Plan shall be Shares of the Corporation's authorized but unissued or reacquired Common Stock. The aggregate number of Shares which may be issued upon exercise of Options under the Plan shall not exceed One Million Two Hundred Ninety-Two Thousand Four Hundred Ten (1,292,410). The number of Shares subject to Options outstanding at any time shall not exceed the number of Shares remaining available for issuance under the Plan. The limitations established by this Section 6 shall be subject to adjustment in the manner provided in Section 9 hereof upon the occurrence of an event specified in that Section.

          7.   TERMS AND CONDITIONS OF OPTIONS.
               -------------------------------

               (a)  Stock Option Agreements.
                    -----------------------

               Each Option shall be evidenced by an Option Agreement in such form as the Administrator shall from time to time determine. Such Option Agreement need not be identical but shall comply with and be subject to the terms and conditions set forth in this Section 7.

               (b)  Nature of Option.
                    ----------------

               Each Option shall state that it is a Nonstatutory Stock Option.

               (c)  Number of Shares.
                    ----------------

               Each Option shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 9 hereof.

               (d)  Exercise Price.
                    --------------

               Each Option shall state the Exercise Price. The Exercise Price in the case of any Option shall not be less than eighty-five percent (85%) of the Fair Market Value on the date of grant and, in the case of an Option granted to an Optionee described in Section 5(b) hereof, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant.

               (e)  Medium and Time of Payment.
                    --------------------------

               The Purchase Price shall be payable in full in cash or check upon the exercise of the Option.

               In the event the Corporation determines that it is required to withhold state or Federal income tax or any other Federal, state or local tax a result of the exercise of an Option, as a condition to the exercise thereof, an Optionee must make arrangements satisfactory to the Corporation to enable it to satisfy such withholding requirements before the Optionee shall be permitted to exercise the Option.

               (f)  Term and Non-Transferability of Options.
                    ---------------------------------------

               Each Option shall state the time or times when all or part thereof becomes exercisable. The vesting schedule of Options granted pursuant to the Plan shall be determined by the Administrator in its sole discretion, but shall provide for the right to exercise the Option at the rate of at least 20% per year over five (5) years from the date of grant. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative and shall not be assignable or transferable. In the event of the Optionee's death, the Option shall not be transferable by the Optionee other than by will or the laws of descent and distribution. Any other attempted alienation, assignment, pledge, hypothecation, attachment, execution or similar process, whether voluntary or involuntary, with respect to all or any part of any Option or right thereunder, shall be null and void and, at the Corporation's option, shall cause all of the Optionee's rights under the Option to terminate.

               (g)  Cessation of Employment (Except by Death, Disability or
                    -------------------------------------------------------
Retirement).
-----------

               If an Optionee ceases to be an Employee for any reason other than his death, Disability or Retirement, such Optionee shall have the right, subject to the restrictions referred to in Section 7(f) above, to exercise the Option at any time within ninety (90) days after cessation of employment, but, except as otherwise provided in the applicable Option Agreement, only to the extent that, at the date of cessation of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

               For purposes of this Section 7(g), the employment relationship shall be treated as continuing intact while the Optionee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Administrator).

               (h)  Death of Optionee.
                    -----------------

               If an Optionee dies while a Participant, or after ceasing to be a Participant but during the period in which he could have exercised the Option under this Section 7, and has not fully exercised the Option, then the Option may be exercised in full, subject to the restrictions referred to in Section 7(f) above, at any time within one hundred eighty (180) days after the Optionee's death by the executor or administrator of his estate or by any person or persons who have acquired the Option directly from the Optionee by bequest or inheritance, but, except as otherwise provided in the applicable Option Agreement, only to the extent that, at the date of death, the Optionee's right to exercise such Option had accrued and had not been forfeited pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

               (i)  Disability of Optionee.
                    ----------------------

               If an Optionee ceases to be an Employee by reason of Disability, such Optionee shall have the right, subject to the restrictions referred to in
Section 7(f) above, to exercise the Option at any time within one hundred eighty
(180) days after such cessation of employment, but, except as provided in the applicable Option Agreement, only to the extent that, at the date of such cessation of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

               (j)  Retirement of Optionee.
                    ----------------------

               If an Optionee ceases to be an Employee by reason of Retirement, such Optionee shall have the right, subject to the restrictions referred to in
Section 7(f) above, to exercise the Option at any time within ninety (90) days after cessation of employment, but only to the extent that, at the date of cessation of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

               (k)  Rights as a Stockholder.
                    -----------------------

               No one shall have rights as a stockholder with respect to any Shares covered by an Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 9 hereof.

               (l) Modification, Extension and Renewal of Options.
                   ----------------------------------------------

               Within the limitations of the Plan, the Administrator may modify an Option, extend or renew outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

               (m) Restrictions on Shares.
                   ----------------------

               At the discretion of the Administrator, the Corporation may reserve to itself, its assignee(s) or its stockholders, in an Option Agreement:
(i) a right of first refusal to purchase any Shares that an Optionee (or a subsequent transferee) may propose to transfer to a third party; and (ii) a right to repurchase any or all Shares held by an Optionee upon the Optionee's cessation of employment or ser-vice with the Corporation or any of its Subsidiaries for any reason within a specified time as determined by the Administrator at the time of grant, at a price equal to the higher of the original Exercise Price or the Fair Market Value on the date of Optionee's cessation of employment, exercisable within ninety (90) days of Optionee's cessation of employment, but terminating if the Corporation's Common Stock becomes publicly traded; provided, however,- that in the event all or part of an Optionee's Option is vested but unexercised as of ninety (90) days following such Optionee's cessation of employment, the Corporation's option may be exercised by (A) having given notice to Optionee, within ninety (90) days following Optionee's cessation of employment, of its election to repurchase any Shares which are issued upon exercise of the Option and (B) thereafter repur-chasing such Shares within 180 days following the cessation of Optionee's employment. In the event the Corporation elects to repurchase Shares under' this Section 7(m), the Corporation shall be entitled to repurchase all, but not less than all, Shares issued upon exercise of such Option, or, subject to the express written consent of Optionee, less than all Shares issued upon exercise of the Option.

               (n)  Other Provisions.
                    ----------------

               An Option Agreement authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan (including, without limitation, restrictions upon the exercise of the Option) as the Administrator shall deem advisable.

               (o)  Substitution of Options.
                    -----------------------

               Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Corporation acquires (whether by purchase, merger or otherwise) all or substantially all of outstanding capital stock or assets of another corporation or of any reorganization or other transaction qualifying under Section 424 of the Code, the Administrator may, in accordance with the provisions of that Section, substitute options under the Plan for options under the plan of the acquired company provided (i) the excess of the aggregate fair market value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new option does not give persons additional benefits, including any extension of the exercise period.

               (p)  Information.
                    -----------

               The Corporation shall provide financial statements of the Corporation to each Optionee at least annually during the period such Optionee holds any outstanding Option.

          8.   TERM OF PLAN.
               ------------

          Options may be granted pursuant to the Plan until the expiration of the Plan ten years after the effective date referred to in Section 3; provided,
                                                                      --------
however, that after the grant of Options on the first 700,000 Shares under the
-------
Plan, this Plan may be terminated with respect to any then ungranted Options at the election of Cordero in his sole and absolute discretion.

          9.   EFFECT OF CERTAIN EVENTS.
               ------------------------

               (a)  Stock Splits and Dividends.
                    --------------------------

               Subject to any required action by stockholders, the number of Shares covered by the Plan as provided in Section 6. hereof, the number of Shares covered by each outstanding Option and the Exercise Price thereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only if paid in Common Stock) or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Corporation.

               (b)  Merger, Sale of Assets, Liquidation.
                    -----------------------------------

               Subject to any required action by stockholders, if the Corporation shall merge with another corporation and the Corporation is the surviving corporation in such merger and under the terms of such merger the shares of Common Stock outstanding immediately prior to the merger remain outstanding and unchanged, each outstanding Option shall continue to apply to the Shares subject thereto and shall also pertain and apply to any additional securities and other property, if any, to which a holder of the number of Shares subject to the Option would have been entitled as a result of the merger. If the Corporation sells substantially all of its assets or merges (other than a merger of the type described in the immediately preceding sentence) or consolidates with or into another corporation, this Plan and each Option shall terminate, but only after each Optionee (or the successor in interest) has been given, for the period of twenty (20) days ending five (5) days before the effective date of the sale, merger, or consolidation (or such longer period as the Administrator may specify), the right to exercise any unexpired Option or Options in full or in part, but only to the extent that, on the date of such sale, disposition or merger, each Optionee's right to exercise such Option or Options has accrued pursuant to the terms of the applicable Option Agreement and has not previously been exercised. Any other dissolution or liquidation of the Corporation shall cause each Option to terminate.

          At the discretion of the Administrator, an Option exercised in contemplation of the consummation of the sale of all or substantially all of the assets of the Corporation or a merger (other than a merger of the type described in the first sentence of the immediately preceding paragraph) or consolidation of the Corporation with another corporation, may be conditioned upon such sale, merger or consolidation becoming effective.

               (c)  Adjustment Determination.
                    ------------------------

               To the extent that the foregoing adjustments relate to securities of the Corporation, such adjustments shall be made by the Administrator, whose determination shall be conclusive and binding on all persons.

               (d)  Limitation on Rights.
                    --------------------

               Except as expressly provided in this Section 9, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifi-cations, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

          10.  SECURITIES LAW REQUIREMENTS.
               ---------------------------

               (a)  Legality of Issuance.
                    --------------------

               No Shares shall be issued upon the exercise of any Option unless and until the Corporation has determined that:

                    (i) it and the Optionee have taken all actions required to register the offer and sale of the Shares under the Act, or to perfect an exemption from the registration requirements thereof;

                    (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and

                    (iii) any other applicable provision of state or Federal law has been satisfied.

               (b)  Restrictions on Transfer; Representations of Optionee;
                    ------------------------------------------------------
Legends.
-------

               Regardless of whether the offering and sale of Shares under the Plan has been registered under the Act or has been registered or qualified under the securities laws of any state, the Corporation may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state or any other law. In the event that the sale of Shares under the Plan is not registered under the Act but an exemption is available which requires an investment representation or other representation, each Optionee shall be required to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel. Stock certificates evidencing Shares acquired under the Plan pursuant to an unreg-istered transaction shall bear the following restrictive legend and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law:

          "THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE 'ACT'). ANY TRANSFER OR PLEDGE OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER OR PLEDGE TO COMPLY WITH THE ACT."

          Any determination by the Corporation and its counsel in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on all persons.

               (c)  Registration or Qualification of Securities.
                    -------------------------------------------

               The Corporation may, but shall not be obligated to, register or qualify the sale of Shares under the Act or any other applicable law. The Corporation shall not be obligated to take any affirmative action in order to cause the sale of Shares under the Plan to comply with any law.

               (d)  Exchange of Certificates.
                    ------------------------

               If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing Shares sold under the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

          11.  AMENDMENT OF THE PLAN.
               ---------------------

               (a)  Prior to the Grant of Options on 700,000 Shares.
                    -----------------------------------------------

               The following provisions shall apply with respect to the Plan at any time at which there outstanding Options on fewer than 700,000 Shares under the Plan:

                    The Board may from time to time, with respect to any Shares at the time not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without the approval of the Corporation's stockholders, no such revision or amendment shall:

                    (i) Materially increase the benefits accruing to Participants under the Plan;

                    (ii) Increase the number of Shares which may be issued under the Plan;

                    (iii) Change the designation in Section 5 hereof with respect to the classes of persons eligible to receive Options; or

                    (iv) Amend this Section 11 to defeat its purpose.

               (b) After the Grant of Options on 700,000 Shares.
                   --------------------------------------------

               At any time at which there are outstanding Options to purchase 700,000 or more Shares under the Plan, Cordero may, in his sole and absolute discretion, suspend or discontinue the Plan with respect to any then ungranted Options, and the Board shall not otherwise revise or amend the Plan in any respect whatsoever without the consent and approval of Cordero.

          12.  EXCHANGE ACT.
               ------------

          If the Common Stock is registered under the Exchange Act, the Plan shall be amended by the Board from time to time to the extent necessary or advisable, in the judgment of the Board after having consulted with Corporation's counsel, to enable Participants who are officers or directors of the Corporation and who are generally subject to the duties established by
Section 16(a) or 16(b) of the Exchange Act ("Section 16 Requirements") with respect to purchases and sales of equity securities of the Corporation, to obtain the benefits of such exclusions or exemptions from the Sections 16 Requirements as may be established by the Securities and Exchange Commission from time to time by rule, regulation, administrative order or interpretation (whether such interpretation is made by such Commission or staff) with respect to (i) the receipt of Options, (ii) the exercise, modification, extension, cancellation, exchange, termination or expiration of Options, (iii) the purchase of Common Stock upon the exercise of Options, and (iv) the sale of Common Stock received upon the exercise of Options. Anything in the Plan to the contrary notwithstanding, such amendments may be made without approval of the Corporation's stockholders unless and to the extent that, in the judgment of the Board after consulting with the Corporation's coun-sel, stockholder approval of such an amendment is a prerequisite to effectuating a desired exclusion or exemption from the Section 16 Requirements.

          With respect to Participants who may be subject to the Section 16 Requirements, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator.

          13.  APPLICATION OF FUNDS.
               --------------------

          The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of an Option will be used for general corporate purposes.

          14.  APPROVAL OF DIRECTORS AND STOCKHOLDERS.
               --------------------------------------

          On December 4, 1995, this Plan was approved by (i) the holders of a majority of the Corporation's shares of capital stock, and (ii) the Corporation's Board of Directors.

                                       MILCOM INTERNATIONAL, INC.,
                                       a Delaware corporation

                                       By: ________________________________
                                       Its: _______________________________